                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                        Coast Hotels and Casinos, Inc.

                               Offer to Exchange
            All of its $50,000,000 Principal Amount of Outstanding
       9 1/2% Senior Subordinated Notes Due 2009 Issued February 2, 2001
                             (CUSIP No. 19035CAE2)
                                      for
                   9 1/2% Senior Subordinated Notes Due 2009
          Which Have Been Registered Under the Securities Act of 1933

  As set forth in the Prospectus described below, this Notice of Guaranteed Delivery, or one substantially equivalent hereto, must be used to tender for exchange any and all $50,000,000 principal amount of outstanding 9 1/2% Senior Subordinated Notes due 2009 issued February 2, 2001 ("Outstanding Additional Notes") of Coast Hotels and Casinos, Inc., a Nevada corporation (the "Company"), pursuant to the Exchange Offer (as defined below) if certificates for Outstanding Additional Notes are not immediately available or if such certificates for Outstanding Additional Notes and all other required documents cannot be delivered to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus), or if the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This instrument may be delivered by hand or transmitted by facsimile transmission or mail to the Exchange Agent.

                 The Exchange Agent for the Exchange Offer is:

                              FIRSTAR BANK, N.A.

                   By Mail/Hand Delivery/Overnight Express:

                             101 East Fifth Street
                          St. Paul, Minnesota 55101
                            Attn:  Frank P. Leslie

                            Facsimile Transmission:
                                (651) 229-6415

                              To confirm receipt:
                              Tel. (651) 229-2600

  Delivery of this instrument to an address other than as set forth above or transmissions of instructions via a facsimile number other than as set forth above will not constitute a valid delivery.

  This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the Instructions to the Letter of Transmittal, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.

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            THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
          5:00 P.M., NEW YORK CITY TIME, ON WEDNESDAY, MARCH 14, 2001
                    UNLESS THE EXCHANGE OFFER IS EXTENDED.
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Ladies and Gentlemen:

  The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus dated __________, 2001 ("Prospectus") and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Exchange Offer"), receipt of each of which is hereby acknowledged, the principal amount of Outstanding Additional Notes indicated below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Outstanding Additional Notes--Guaranteed Delivery Procedures."

Signature(s):_________________________________         Address(es):__________________________

Name(s) of Registered Holder(s) of Outstanding         ______________________________________
Additional Notes:                                                                    Zip Code

                                                       Area Code and Tel. No.(s): ___________
______________________________________________
                                                       (Check box if Shares will be tendered
______________________________________________         by book-entry transfer)
         Please Type or Print

Principal Amount of Outstanding Additional             [_]  The Depository Trust Company
Notes Tendered for Exchange: $________________         Account Number: ______________________

Outstanding Additional Note Certificate No(s).
(If available):

______________________________________________
______________________________________________
Dated: _________________________________, 2001

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                                   GUARANTEE
                   (Not to be used for signature guarantee)

     The undersigned, an Eligible Institution (as defined in the Exchange Offer), having an office or correspondent in the United States, hereby (a) represents that the above named person(s) "own(s)" the Outstanding Additional Notes tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (b) represents that such tender of Outstanding Additional Notes complies with Rule 14e-4 and (c) guarantees either to deliver to the Exchange Agent the certificates representing all the Outstanding Additional Notes tendered hereby, in proper form for transfer and together with a properly completed and duly executed Letter of Transmittal, or a facsimile thereof, or to deliver such Outstanding Additional Notes pursuant to the procedure for book-entry transfer into the Exchange Agent's account at The Depository Trust Company ("DTC"), together with a confirmation of a book-entry transfer of the tendered Outstanding Additional Notes into the Exchange Agent's account at DTC, and, in either case, to deliver any other required documents, all within three business days after the date hereof.

______________________________________   _______________________________________
             Name of Firm                         Authorized Signature

______________________________________   Name___________________________________
               Address                           Please Type or Print

______________________________________   Title _________________________________
               Zip Code

Area Code and Tel. No.________________   Dated ___________________________, 2001

NOTE: DO NOT SEND CERTIFICATES FOR OUTSTANDING ADDITIONAL NOTES WITH THIS
      NOTICE. CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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